Filed pursuant to Rule 497(e)

File Nos. 333-264478 and 811-23793

 Hilton Small-MidCap Opportunity ETF (SMCO)

listed on The Nasdaq Stock Market, LLC

(the “Fund”)

June 29, 2026

Supplement to the
Prospectus and Statement of Additional Information (“SAI”),
each dated February 26, 2026

Effective immediately, the Sub-Adviser will assume trading responsibilities for the Fund’s portfolio. Accordingly, the Prospectus and SAI are revised as follows:

Prospectus:

●	The sentence below is deleted from the second paragraph under the section titled “Management – Investment Adviser”:

The Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions.

●	The second paragraph under the section titled “Management – Investment Sub-Adviser – Hilton Capital Management, LLC” is supplemented with the addition of the following sentence:

The Sub-Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions.

SAI Changes:

●	The sentence below is deleted from the second paragraph under the section titled “Investment Adviser”:

The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions.

●	The second paragraph under the section titled “Investment Sub-Adviser” is supplemented with the addition of the following sentence:

The Sub-Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions.

Please retain this Supplement for future reference.